United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

U.S. GoldMining Inc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

U.S. GoldMining Inc.
c/o Continental Proxy Services
1 State Street, New York NY 10004

U.S. GoldMining Inc.
1188 West Georgia Street, Suite 1830
Vancouver BC, Canada, V6E 4A2

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
May 22, 2024

*Stockholders are cordially invited to attend the 2024 Annual Meeting and vote in person.

Dear Stockholder,

The 2024 Annual Meeting of Stockholders of U.S. GOLDMINING INC. will be held at 1188 West Georgia Street Suite 1830, Vancouver BC, Canada, V6E 4A2, on Wednesday, May 22, 2024, at 10:00 a.m. (Vancouver time).

(1) To elect six directors, each to serve until the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or such director's earlier death, resignation, or removal.

(2) To ratify the appointment of Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

(3) To vote on a non-binding, advisory proposal, to approve compensation of the named executive officers.

(4) To vote on a non-binding, advisory proposal, on the frequency of future advisory votes on executive compensation.

NOTE: To address such other matters as may properly come before the 2024 annual meeting or any adjournment or postponement thereof.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
https://www.cstproxy.com/usgoldmining/2024

CONTROL NUMBER

U.S. GoldMining Inc.
1188 West Georgia Street, Suite 1830
Vancouver BC, Canada, V6E 4A2

Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual Meeting of Stockholders to be Held On May 22, 2024.

Pursuant to the "Notice and Access" rules adopted by each of the Securities and Exchange Commission and the Canadian securities regulatory authorities, we have elected to provide access to our Annual Meeting materials over the internet in lieu of mailing printed copies. The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/usgoldmining/2024** and under the Company's profiles on SEDAR+ at **www.sedarplus.ca** and on EDGAR at **www.sec.gov.**

- the Company's Annual Report for the year ended November 30, 2023,
- the Company's 2024 Proxy Statement,
- the Proxy Card or voting information form, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting-related materials will be available for viewing for up to one year from the date of posting and a paper copy of the materials can be requested at any time during this period.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 8, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

A stockholder who wishes to obtain additional information about the notice and access process under NI 54-101 should contact Investor Relations, by telephone number: 1-833-388-9788 (Canada Toll-Free) or email: info@usgoldmining.us.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/usgoldmining/2024 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.